                                       EXHIBIT 10.4.3

                                AMENDMENT NO. 1
              GENERAL AGREEMENT FOR PURCHASE CELLULAR SYSTEMS

    The undersigned parties to this agreement acknowledge that they are entering into a first amendment (the "First Amendment") to the General Agreement, Number LNM011398RMDCS, for Purchase of Cellular Systems, between Lucent Technologies Inc. (Seller), a Delaware corporation having an office at 283 King George Road, Warren, New Jersey 07059, and Dobson Cellular Systems, an Oklahoma corporation having an office at 13429 N. Broadway Extension Suite 200, Oklahoma City, Oklahoma 73114.

                                   RECITALS

    WHEREAS, the undersigned parties have previously entered into the General Agreement; and

    WHEREAS, the undersigned parties now wish to modify the General Agreement with respect to the Customer's purchases associated with properties in Michigan 3.

    NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree to modify the General Agreement as follows:

    1.  The term of the General Agreement is extended to January 13, 2002.

    2. Customer agrees to purchase a total of 400 cell sites and spend a minimum of $131 million during the term of the General Agreement, of which 157 cell sites and $54.2 million have been achieved by Customer as of April 10, 2000.

    3. Seller will receive vendor exclusivity in Michigan except for existing or acquired Nortel properties.

    4. Customer will pay existing contract cell model prices up through a cumulative total of 162 cells.

    5. Exhibit 1, Pricing Summary and Pricing Summary Notes and Exhibit 2, Growth Pricing, are hereby incorporated as part of this Amendment 1.

    IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives on the date(s) indicated.

DOBSON CELLULAR SYSTEMS                LUCENT TECHNOLOGIES, INC.

By:                                    By:
   --------------------------------       ------------------------------------

Name:   G. Edward Evans                Name:
                                            ----------------------------------

Title:  President                      Title:
                                             ---------------------------------

Date:   April 10, 2000                 Date:
                                            ----------------------------------





















                                       2